UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 17, 2008

MICHAELS STORES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-09338	75-1943604
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 Bent Branch Drive

Irving, Texas  75063

 (Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 409-1300

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.

Results of Operations and Financial Condition.

The information contained in this Item 2.02 and Exhibit 99.1 attached hereto is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  Furthermore, the information contained in this Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

On March 18, 2008, Michaels Stores, Inc. (the “Company”) issued a press release announcing, among other things, its financial results for the fiscal year and fiscal quarter ended February 2, 2008.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors;

Appointment of Certain Officers; Compensatory Arrangements of Certain

Officers.

On March 17, 2008, Jeffrey N. Boyer informed the Company of his resignation as President and Chief Financial Officer of the Company, effective as of April 4, 2008.  Mr. Boyer is the Company’s principal financial officer and principal accounting officer.

Effective April 4, 2008, Lisa K. Klinger, 41, will serve as Acting Chief Financial Officer.  Ms. Klinger joined the Company in June 2005 as Vice President - Treasurer, and currently serves as Senior Vice President - Finance and Treasurer, a position held since February 2007. During her tenure, she assisted in the go-private transaction and ensuing debt issuance and has led the consolidated Finance organization including Treasury, Investor Relations, Corporate Finance, Merchandise & Marketing Finance, Store Planning & Analysis, Supply Chain Finance and Non-Merchandise Procurement.  Prior thereto, she was the Assistant Treasurer at Limited Brands, Incorporated from August 2000 to June 2005, where she was responsible for Corporate Treasury, banking relationships and other business unit financial support.

Also effective April 4, 2008, Richard S. Jablonski, 47, will assume the additional role of principal accounting officer.  Mr. Jablonski joined the Company as Vice President - Finance and Controller in February 2008.  Prior thereto, he was Vice President of Finance at RadioShack Corporation from September 2003 to April 2007, where he was responsible for financial and strategic planning, analysis and management reporting for multiple functions and businesses for the $5 billion retailer.

The Company issued a press release announcing the resignation and interim appointments on March 18, 2008.  A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
99.1	Press release issued by Michaels Stores, Inc., dated March 18, 2008, announcing the financial results.

99.2	Press release issued by Michaels Stores, Inc., dated March 18, 2008, announcing the resignation and interim appointments.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICHAELS STORES, INC.

	By:	/s/ Jeffrey N. Boyer
Jeffrey N. Boyer
President and Chief Financial Officer

Date: March 18, 2008

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release issued by Michaels Stores, Inc., dated March 18, 2008, announcing the financial results.

99.2	Press release issued by Michaels Stores, Inc., dated March 18, 2008, announcing the resignation and interim appointments.